UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 4, 2024
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Iridium Communications Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33963	26-1344998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Tysons Boulevard
Suite 1400
McLean, VA 22102
(Address of principal executive offices)

703-287-7400
(Registrant’s telephone number, including area code)
_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IRDM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

On June 4, 2024, Iridium Satellite LLC (“Satellite”), the Registrant’s principal operating subsidiary, as the borrower, entered into Amendment No. 2 (the “Amendment”) to its existing Amended and Restated Credit Agreement, dated as of September 20, 2023, with Iridium Holdings LLC (“Holdings”), as guarantor; solely with respect to Section 10.12 thereof, the Registrant; various lenders; and Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent (as previously amended on March 25, 2024, the “Existing Credit Agreement” and as amended by the Amendment, the “Credit Agreement”). Deutsche Bank Securities Inc., Barclays Bank PLC, RBC Capital Markets and Wells Fargo Securities LLC acted as Joint Lead Arrangers for the Amendment.

Pursuant to the Amendment, the interest rate, which was previously a per annum rate of SOFR plus a margin of 2.50%, with a 0.75% SOFR floor under the Existing Credit Agreement, was reduced to a per annum rate of SOFR plus a margin of 2.25%, with a 0.75% SOFR floor. The borrowings under the Credit Agreement were issued at par. The prepayment premium in respect of the borrowings was refreshed to apply until 6 months after June 4, 2024 in accordance with the terms of the Credit Agreement. All other material terms of the Credit Agreement remain the same as in the Existing Credit Agreement.

The foregoing description of the material terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance-Sheet Arrangement of Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Amendment No. 2, dated as of June 4, 2024, among Iridium Holdings LLC, Iridium Satellite LLC, the other guarantors party thereto, the various lenders party thereto and Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, which amends the Amended and Restated Credit Agreement, dated September 20, 2023 (as previously amended on March 25, 2024), among Iridium Holdings LLC, Iridium Communications Inc., Iridium Satellite LLC, various lenders, and Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).*
*    Submitted electronically with this Report in accordance with the provisions of Regulation S-T

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             IRIDIUM COMMUNICATIONS INC.

Date: June 4, 2024                     By:     /s/ Matthew J. Desch
                                 Name:     Matthew J. Desch
                                 Title:     Chief Executive Officer
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